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                                                                   EXHIBIT 10(d)

                               SECOND AMENDMENT TO
                   AMERICAN REAL ESTATE INVESTMENT CORPORATION
                              AMENDED AND RESTATED
                           1993 OMNIBUS INCENTIVE PLAN

      WHEREAS, American Real Estate Investment Corporation, predecessor-in-interest to Keystone Property Trust (the "Company"), adopted the American Real Estate Investment Corporation Amended and Restated 1993 Omnibus Incentive Plan (the "Original Plan") on December 11, 1998; and

      WHEREAS, the Original Plan was amended on April 14, 2002 by that certain Amendment to American Real Estate Investment Corporation Amended And Restated 1993 Omnibus Incentive Plan (as so amended, the "Plan"); and

      WHEREAS, as of April 16, 2003, 1,236,477 Shares remain available under the Plan; and

      WHEREAS, the Company desires to modify and add certain provisions to the Plan to prohibit the repricing of Awards granted under the Plan as set forth below.

      NOW, THEREFORE, the Company hereby further amends the Plan as follows:

      1. Section 3 of the Plan is hereby amended by adding the following subsection at the end thereof:

            "(e) Other than as provided under Sections 4(b)(i), 7(c) and 7(d) hereof, and notwithstanding any other provision of the Plan to the contrary, the Board and Committee are expressly prohibited from effecting a re-pricing of any Award granted under the Plan, and, without limiting the foregoing, in no event shall the Board or Committee have the right to amend an outstanding Award to reduce the exercise price thereunder."

      2. Except as specifically amended hereby, the Plan shall remain in full force and effect in accordance with the terms and conditions thereof.

      IN WITNESS WHEREOF, the Company has caused this Second Amendment to be signed by its duly authorized officer.

                                          KEYSTONE PROPERTY TRUST,
                                          successor-in-interest to American Real
                                          Estate Investment Corporation



                                          By: /s/ Robert F. Savage, Jr.
                                              ________________________________
                                              Name:  Robert F. Savage, Jr.
                                              Title: Executive Vice President